CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated September 16, 2016 relating to the financial statements and financial highlights of Franklin Emerging Market Debt Opportunities Fund which appears in the July 31, 2016 Annual Report to Shareholders of Franklin Emerging Market Debt Opportunities Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

San Francisco, California
November 21, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated September 16, 2016 relating to the financial statements and financial highlights of Franklin Global Listed Infrastructure Fund which appears in the July 31, 2016 Annual Report to Shareholders of Franklin Global Listed Infrastructure Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

San Francisco, California
November 21, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated September 16, 2016 relating to the financial statements and financial highlights of Franklin Global Real Estate Fund which appears in the July 31, 2016 Annual Report to Shareholders of Franklin Global Real Estate Fund, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

San Francisco, California
November 21, 2016

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of our report dated September 16, 2016, relating to the financial statements and financial highlights of Franklin International Growth Fund and Franklin International Small Cap Growth Fund which appear in the July 31, 2016 Annual Report to Shareholders of Franklin Global Trust, which is also incorporated by reference into the Registration Statement. We also consent to the references to us under the headings "Financial Highlights" and "Independent Registered Public Accounting Firm" in such Registration Statement.

San Francisco, California
November 21, 2016